                                                                   EXHIBIT 10(c)


                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as
    Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: September 2002


  CURRENT BILLING MONTH        9/3/2002 - 10/1/2002                                COLLECTION CURVE 100%
   STANDARD BILLING FOR PRIOR BILLING MONTH
  Residential Total Billed                                                      $126,165,882
  Residential SECURITIZATION CHARGE (SC) Billed                                   $1,852,433           1.468%

  Commercial Total Billed                                                        $87,886,017
  Commercial SECURITIZATION CHARGE (SC) Billed                                    $1,671,379           1.902%

  Industrial Total Billed                                                        $51,173,165
  Industrial SECURITIZATION CHARGE (SC) Billed                                    $1,422,394           2.780%

   YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
   Non-Residential Customer Net Write-offs                                          0.230%
   Residential Customer Net Write-offs                                              0.330%
   Total Net Write-offs                                                             0.270%



   AGGREGATE SC COLLECTIONS

  TOTAL SC REMITTED FOR BILLING MONTH
  Residential Class SC Collected                                                  $1,737,450
  Commercial Class SC Collected                                                   $1,640,075
  Industrial Class SC Collected                                                   $1,519,780
                                                                                  ----------

  Total SC Collected                                                              $4,897,305


   Aggregate SC Remittances for July 2002 BILLING MONTH                           $4,710,325
   Aggregate SC Remittances for August 2002 BILLING MONTH                         $4,981,714
   Aggregate SC Remittances for September 2002 BILLING MONTH                      $4,897,305
                                                                                  ----------
   TOTAL CURRENT SC REMITTANCES                                                  $14,589,344


  CURRENT BILLING MONTH        9/3/2002 - 9/30/2002                        COLLECTION CURVE 100%

   CALCULATED SC COLLECTED AMOUNT
   RESIDENTIAL

   A-1 Residential SC Collected                                                 $1,653,490
   A-3 Residential T.O.D. SC Collected                                              $4,879
   A-4 Alternate Residence SC Collected                                            $45,730
   A-5 Residential Farm/Life Support SC Collected                                  $33,351
                                                                                   -------

   TOTAL RESIDENTIAL SC COLLECTED                                               $1,737,450

   COMMERCIAL

   B-1 General Primary   (041) SC Collected                                        $25,188
   B-General Secondary   (010) SC Collected                                       $320,829
   C- General Secondary   (011) SC Collected                                      $578,545
   D-General Primary   (018) SC Collected                                         $377,976
   F-Primary High Load Factor   (032) SC Collected                                 $65,619
   GH-General Service Heating   (013) SC Collected                                  $5,056
   H- Water Heating Service   (014) SC Collected                                      $696
   L-1 General Energy-Only Street Lighting SC Collected                             $1,944
   L-2 General Service (Cust Owned) St Light SC Collected                           $2,282
   L-3 General Service (Co Owned) St Light SC Collected                             $8,189
   L-4 General Service Outdoor Lighting Commercial SC Collected                     $1,572
   PS-1 General Secondary Public Pumping SC Collected                               $7,608
   PS-2 General Primary Public Pumping SC Collected                                 $8,355
   PS-3 General Optional Primary Public Pumping SC Collected                       $63,381
   R-1 General Secondary Resale SC Collected                                          $150
   R-2 General Secondary Resale SC Collected                                          $937
   R-3 General Primary Resale SC Collected                                         $45,044
   ROA-P Retail Open Access Primary (110) SC Collected                            $104,216
   ROA-S Retail Open Access Secondary Com SC Collected                              $6,670
   SC - Special Contract Commercial SC Collected                                    $2,603
   SPEC Grand Rapids Special Contract SC Collected                                  $1,912
   UR-General Unmetered SC Collected                                               $11,303
                                                                                   -------

   TOTAL COMMERCIAL SC COLLECTED                                                $1,640,075

   INDUSTRIAL

   B-1 General Primary   (042) SC Collected                                        $20,324
   B-General Secondary   (020) SC Collected                                        $39,944
   C- General Secondary   (021) SC Collected                                       $81,318
   CG-Cogeneration/Small Power Production Purchase SC Collected                     $2,205
   D-General Primary   (028) SC Collected                                         $653,499
   F-Primary High Load Factor   (033) SC Collected                                $124,914
   GH-General Service Heating   (023) SC Collected                                     $49
   GMD General Motors SC Collected                                                 $90,269
   GMF General Motors SC Collected                                                $173,937
   GMF-1 General Motors SC Collected                                               $18,687
   GMJ-1 General Motors SC Collected                                               $13,014


  CURRENT BILLING MONTH        9/3/2002 - 9/30/2002                          COLLECTION CURVE 100%
   H- Water Heating Service   (024) SC Collected                                        $0
   I-General Primary Interruptible   (034) SC Collected                                 $0
   J-1General Alternative Electric Metal Melting SC Collected                      $23,960
   J-General Primary Electric Furnace   (037) SC Collected                          $5,005
   L-4 General Service Outdoor Lighting Industrial SC Collected                        $92
   ROA-P Retail Open Access Primary (111) SC Collected                            $185,190
   ROA-S Retail Open Access Secondary Ind SC Collected                              $1,430
   SC - Special Contract Industrial SC Collected                                   $85,943
                                                                                   -------

   TOTAL INDUSTRIAL SC COLLECTED                                                $1,519,780

   TOTAL SC COLLECTED                                                           $4,897,305




   Executed as of this 18th day of October 2002.


                                         CONSUMERS ENERGY COMPANY
                                         AS SERVICER


                                                   /s/  Glenn Barba
                                        --------------------------------------
                                      Glenn Barba, Vice President and Controller



   CC:      Consumers Funding LLC
            Suite M-1079
            212 W. Michigan Ave
            Jackson, Mi  49201